Exhibit 99.2

Regency Centers Corporation

September 30, 2013

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
September 30, 2013

Regency Centers Reports Third Quarter Results
Same-Property Portfolio 94.9% Leased and YTD Same-Property NOI Growth of 4.5%

JACKSONVILLE, Fla. (Oct 30, 2013) - Regency Centers Corporation (“Regency” or the “Company”) today announced financial and operating results for the three and nine months ended September 30, 2013.

Earnings

Regency reported Core Funds From Operations (“Core FFO”) for the third quarter of $60.2 million, or $0.65 per diluted share, compared to $55.6 million, or $0.62 per diluted share, for the same period in 2012. For the nine months ended September 30, 2013 Core FFO was $180.3 million, or $1.97 per diluted share, compared to $174.3 million, or $1.94 per diluted share, for the same period in 2012.

Funds From Operations (“FFO”) for the third quarter was $60.4 million, or $0.65 per diluted share. For the same period in 2012, the Company reported FFO of $52.0 million, or $0.58 per diluted share. For the nine months ended September 30, 2013 FFO was $180.4 million, or $1.97 per diluted share, compared to $163.2 million, or $1.81 per diluted share, for the same period in 2012.

Regency reported net income attributable to common stockholders (“Net Income”) for the third quarter of $35.0 million, or $0.38 per diluted share, compared to net income of $11.6 million, or $0.13 per diluted share, for the same period in 2012. For the nine months ended September 30, 2013 Net Income was $82.4 million, or $0.90 per diluted share, compared to $30.5 million, or $0.34 per diluted share for the same period in 2012.

Operations

For the three months ended September 30, 2013, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 94.9%

•	Percent leased, all properties: 94.6%

•	Increase in same property net operating income (“NOI”) over the same period last year, excluding termination fees: 2.8%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 11.5%

•	Leasing transactions, including in-process developments (partnerships at 100%): 363 new and renewal lease transactions for a total of 1.3 million square feet

For the nine months ended September 30, 2013, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Increase in same property NOI over the same period last year, excluding termination fees: 4.5%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 7.4%

•	Leasing transactions, including in-process developments (partnerships at 100%): 1,126 new and renewal lease transactions for a total of 3.9 million square feet

Investments

Property Transactions

During the quarter, the Company sold two wholly owned properties at a gross sales price of $48.7 million and a weighted average cap rate of 6.9%. As previously announced, the Company also closed on the sale of a portfolio of shopping centers owned by Regency Retail Partners, LP together with two adjacent property phases wholly-owned by Regency for a gross sales price of $332.0 million, including $207 million of mortgage debt, and a weighted average cap rate of 7.3%. Regency’s share of the net sales price was $38.0 million.

Subsequent to quarter end, Regency settled its preferred equity position in an affiliated entity of Blackstone Real Estate Partners VII, to whom the Company sold a 15-property portfolio (the “Portfolio”) in July 2012. The Company received a capital distribution of $47.5 million and its share of the undistributed income of the partnership for the remainder of the year. Regency no longer has any interest in the Portfolio.

During the quarter, Regency and a co-investment partner purchased one property at a gross purchase price of $13.6 million and a cap rate of 5.9%. Regency’s share of the purchase price was $2.7 million. At the time of the acquisition the property was encumbered by a mortgage loan with an outstanding principal balance of $7.2 million. Regency’s share of the assumed debt was $1.4 million.

Subsequent to quarter end, Regency and a local joint venture partner purchased one property at a gross purchase price of $42.5 million and a cap rate of 5.7%. Regency’s share of the purchase price was $31.9 million. Simultaneous with the acquisition, the joint venture closed on a $28.1 million mortgage loan. Regency’s share of the new debt was $21.1 million. Located a few miles northwest of downtown Boston, Fellsway Plaza is 100% leased and anchored by Stop & Shop. The 145,000 square foot infill shopping center boasts exceptional three-mile demographics, with a population of 350,000 and average household incomes of $85,000. The center offers meaningful growth opportunities through the redevelopment of in-line shops and an adjacent 1.1 acre parcel.

Developments and Redevelopments

At September 30, 2013, the Company had seven projects in development with estimated net development costs of $291.3 million. The in-process developments are 74% funded and 92% leased and committed, including retailer-owned square footage.

Subsequent to quarter end, the Company announced two new development starts. Glen Gate, a 103,000 square foot center located in Glenview, Illinois, one of the affluent communities in Chicago’s North Shore, will be anchored by Mariano’s Fresh Market and will feature other top national and specialty retailers. Three-mile demographics surrounding the center include a population of 150,000 and average household incomes of $100,000. The project has total estimated net development costs of $29.7 million.

Additionally, Shoppes on Riverside, a 50,000 square foot shopping center located in Jacksonville, FL, will be anchored by The Fresh Market and other top retailers and will service an underserved, urban market. Located just south of downtown, the primary trade area has average household incomes of $90,000 and a daytime population of 110,000. The project has total estimated net development costs of $13.5 million.

During the quarter, the Company started one redevelopment project. At Woodway Collection, located in Houston, Texas, Regency has executed a lease with Whole Foods Market to replace the existing grocer. The project includes demolition of the existing anchor tenant building and construction of a new building for Whole Foods Market together with an additional 4,000 square feet of new leasable area. At September 30, 2013, Regency had 14 redevelopment projects in process representing total estimated incremental investment of $48.9 million.

Dividend

On October 30, 2013, the Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.4625 per share, payable on November 27, 2013 to shareholders of record on November 13, 2013.

Guidance

The Company has updated certain components of its 2013 earnings guidance. These changes are summarized below. Please refer to the Company’s third quarter 2013 supplemental information package for the complete list of updates.

Full Year 2013 Guidance
(in thousands, except per share data)
	Previous Guidance	Updated Guidance
FFO per diluted share	$2.53 - $2.58	$2.56 - $2.59
Core FFO per diluted share	$2.55 - $2.60	$2.60 - $2.63
Same property % Leased at Period End	94.3% - 95.0%	94.5% - 95.0%
Same property NOI growth w/o term fees	3.5% - 4.0%	3.8% - 4.0%
Dispositions (REG Pro-Rata)	$250,000 - $300,000	$250,000 - $325,000
Acquisitions (REG Pro-Rata)	$30,000 - $50,000	$61,000 - $215,000
Development and Redevelopment starts	$125,000 - $200,000	$185,000 - $190,000

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction profits, income or expense, gains or losses from the early extinguishment of debt and other non-core items. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended September 30, 2013 and 2012	Three Months Ended		Year to Date
	2013	2012	2013	2012
Net Income Attributable to Common Stockholders	$34,998	11,637	82,416	30,515
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated real estate	27,848	25,362	81,702	81,611
Depreciation and amortization - unconsolidated partnerships	10,368	10,639	31,956	32,516
Consolidated JV partners' share of depreciation	(214)	(184)	(637)	(548)
Provision for impairment	6,000	1,146	6,000	23,655
Amortization of leasing commissions and intangibles	4,744	3,777	14,292	11,817
Gain on sale of operating properties, net of tax	(23,407)	(451)	(35,506)	(16,529)
Noncontrolling interest of exchangeable partnership units	73	39	183	116
Funds From Operations	60,410	51,965	180,406	163,153
Dilutive effect of share-based awards	(133)	(144)	(390)	(465)
Funds from Operations for calculating Diluted FFO per Share	$60,277	51,821	$180,016	162,688

Funds From Operations	$60,410	51,965	$180,406	163,153
Adjustments to reconcile to Core Funds from Operations:
Transaction profits, net of deal deal costs and tax	250	449	443	(773)
Provision for impairment to land and outparcels	—	1	—	1,000
Provision for hedge ineffectiveness	59	9	(18)	20
Loss on early debt extinguishment	(537)	852	(537)	856
Original preferred stock issuance costs expensed	—	2,283	—	10,119
Gain on redemption of preferred units	—	—	—	(1,875)
One-time additional preferred dividend payment	—	—	—	1,750
Core Funds From Operations	60,182	55,559	180,294	174,250
Dilutive effect of share-based awards	(133)	(144)	(390)	(465)
Core Funds From Operations for calculating Diluted Core FFO per Share	$60,049	55,415	$179,904	173,785

Weighted Average Shares for Diluted FFO per Share	92,186	89,839	91,361	89,713

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

	Three Months Ended		Full Year
Funds From Operations Guidance:	December 31, 2013		2013
Net income attributable to common stockholders	$0.13	0.16	1.03	1.06
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	0.46	0.46	1.53	1.53
Funds From Operations	$0.59	0.62	2.56	2.59
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	$0.04	0.04	0.04	0.04
Core Funds From Operations	$0.63	0.66	2.60	2.63

Conference Call

In conjunction with Regency’s third quarter results, you are invited to listen to its conference call that will be broadcast live over the internet on Thursday, October 31, 2013 at 11:00 a.m. EDT on the Company’s website www.RegencyCenters.com. If you are unable to listen during the live webcast, the call will also be archived on the Company’s website.

2014 Earnings and Valuation Guidance Conference Call

As previously announced, the Company will host a call on Tuesday, December 17, 2013 at 11:00 a.m. EST to discuss 2014 earnings and valuation guidance. You are invited to listen to the conference call which will be broadcast live over the internet on the Company’s website www.RegencyCenters.com. If you are unable to listen during the live webcast, the call will also be archived on the Company’s website.

The Company has published forward-looking statements and additional financial information in its third quarter 2013 supplemental information package that may help investors estimate earnings for 2013. A copy of the Company’s third quarter 2013 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended September 30, 2013. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of high quality grocery-anchored and community shopping centers. At September 30, 2013, the Company owned 333 retail properties, including those held in co-investment partnerships. Including retailer-owned square footage, the portfolio encompassed 43.6 million square feet located in top markets throughout the United States. Since 2000, Regency has developed 212 shopping centers, including those currently in-process, representing an investment at completion of more than $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
September 30, 2013
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2013	2012	2013	2012
Core Funds From Operations (Core FFO)	$60,182	55,559	$180,294	174,250
Core FFO per share (diluted)	$0.65	0.62	$1.97	1.94
Funds From Operations (FFO)	$60,410	51,965	$180,406	163,153
FFO per share (diluted)	$0.65	0.58	$1.97	1.81
Diluted share and unit count
Weighted average diluted shares	92,186	89,839	91,361	89,713
Dividends paid per share and unit	$0.4625	0.4625	$1.3875	1.3875
Payout ratio of diluted Core FFO per share	71.2%	74.6%	70.4%	71.5%
Coverage ratios
Interest only	3.7	3.4	3.6	3.5
Fixed charge (consolidated)	2.9	2.7	2.9	2.8
Fixed charge (including pro-rata share of co-investment partnerships)	2.4	2.3	2.4	2.4

	As of	As of	As of	As of
Capital Information	9/30/2013	12/31/2012	12/31/2011	12/31/2010
Market price per common share	$48.35	47.12	37.62	42.24
Market equity value of common and convertible shares	$4,472,034	4,267,736	3,389,525	3,466,385
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$1,864,437	1,941,891	1,982,440	2,094,469
Total market capitalization	$6,661,471	6,534,627	5,696,966	5,885,854
Total real estate at cost before depreciation	$4,385,506	4,352,839	4,488,794	4,417,746
Total assets at cost before depreciation	$4,732,000	4,636,207	4,778,690	4,695,417
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	92,327	90,395	89,922	81,887
Exchangeable units held by noncontrolling interests	166	177	177	177
Common shares and equivalents issued and outstanding	92,493	90,572	90,099	82,064

Summary Real Estate Information
September 30, 2013
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Number of shopping centers - All properties	333	343	345	348	347
Number of shopping centers - Operating properties	326	337	341	344	340
Number of shopping centers - Same properties	313	325	330	323	326
Number of projects in development	7	6	4	4	7

Gross Leasable Area (GLA) - All properties	38,287	39,843	40,003	40,293	40,113
GLA including retailer-owned stores - All properties	43,607	45,852	46,033	46,324	46,143
GLA - Operating properties	37,014	38,750	39,141	39,431	39,015
GLA - Same properties	35,838	37,598	38,092	37,313	37,620
GLA - Projects in development	1,274	1,093	862	862	1,098

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	27,916	28,261	28,406	28,406	28,179
GLA including retailer-owned stores - All properties	33,236	34,270	33,248	33,248	33,021
GLA - Operating properties	26,642	27,168	27,544	27,544	27,081
GLA - Same properties	25,631	26,158	26,638	25,802	25,927
Spaces > 19,999 sf	13,322	13,645	13,991	13,413	13,462
Spaces 10,000 - 19,999 sf	2,300	2,345	2,364	2,318	2,325
Spaces < 10,000 sf	10,009	10,168	10,283	10,071	10,140
GLA - Projects in development	1,274	1,093	862	862	1,098

% leased - All properties	94.6%	94.3%	94.2%	94.4%	93.6%
% leased - Operating properties	95.0%	94.6%	94.4%	94.6%	94.3%
% leased - Same properties (1)	94.9%	94.6%	94.4%	94.7%	94.4%
Spaces > 19,999 sf (1)	99.5%	99.3%	99.5%	99.4%	99.5%
Spaces 10,000 - 19,999 sf (1)	95.5%	93.7%	94.6%	95.5%	95.3%
Spaces < 10,000 sf (1)	88.8%	88.6%	87.6%	88.3%	87.5%
Average % leased - Same properties (1)	94.6%	94.5%	94.5%	94.3%	94.2%

Rental rate growth for spaces vacant less than 12 months - YTD (2)	7.4%	5.6%	5.4%	5.5%	6.1%
Same property NOI growth - YTD	4.3%	5.0%	4.8%	3.8%	3.9%
Same property NOI growth without termination fees - YTD	4.5%	5.1%	5.1%	4.0%	4.0%

(1) Prior periods adjusted for current same property pool.
(2) Rent growth is calculated on a same-space, cash basis for new and renewal leases executed.

Consolidated Balance Sheets
September 30, 2013 and December 31, 2012
(in thousands)

	2013	2012
Assets
Real estate investments at cost:
Land, building and improvements	$3,655,141	3,717,845
Properties in development	305,249	192,067
	3,960,390	3,909,912
Less: accumulated depreciation	835,447	782,749
	3,124,943	3,127,163
Operating properties held for sale	10,607	—
Investments in real estate partnerships	414,509	442,927
Net real estate investments	3,550,059	3,570,090
Cash and cash equivalents	67,990	28,821
Accounts receivable, net of allowance for doubtful accounts	23,379	26,601
Straight line rent receivables, net of reserves	50,422	49,990
Notes receivable	26,128	23,751
Deferred costs, net of accumulated amortization	69,553	69,506
Acquired lease intangible assets, net of accumulated amortization	39,134	42,459
Trading securities held in trust, at fair value	25,421	23,429
Other assets	44,467	18,811
Total assets	$3,896,553	3,853,458
Liabilities and Equity
Liabilities:
Notes payable	$1,764,437	1,771,891
Unsecured credit facilities	100,000	170,000
Total notes payable	1,864,437	1,941,891
Accounts payable and other liabilities	147,087	127,185
Acquired lease intangible liabilities, net of accumulated amortization	25,480	20,325
Tenants' security and escrow deposits	22,454	18,146
Total liabilities	2,059,458	2,107,547
Equity:
Stockholders' Equity:
Preferred stock	325,000	325,000
Common stock, $.01 par	923	904
Additional paid in capital, net of treasury stock	2,405,926	2,297,386
Accumulated other comprehensive loss	(28,430)	(57,715)
Distributions in excess of net income	(878,753)	(834,810)
Total stockholders' equity	1,824,666	1,730,765
Noncontrolling Interests:
Exchangeable operating partnership units	(1,462)	(1,153)
Limited partners' interest in consolidated partnerships	13,891	16,299
Total noncontrolling interests	12,429	15,146
Total equity	1,837,095	1,745,911
Total liabilities and equity	$3,896,553	3,853,458

Ratios	2013	2012
Debt to real estate assets, before depreciation	42.5%	44.6%
Debt to total assets, before depreciation	39.4%	41.9%
Debt to total assets, before depreciation and including pro-rata share of JVs (1)	42.7%	45.4%
Debt + preferred to total assets, before deprec. and incl. pro-rata share of JVs	48.4%	51.3%
Unsecured assets to total real estate assets (consolidated only)	77.2%	76.8%
Unsecured NOI to total NOI (consolidated only)	78.8%	78.6%
(1) debt ratio would be 42.0% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations
For the Periods Ended September 30, 2013 and 2012
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Real Estate Revenues:
Minimum rent	$91,210	88,004	$272,865	273,642
Percentage rent	415	377	2,261	1,935
Recoveries from tenants	23,956	23,042	74,532	72,456
Termination fees	115	472	725	1,030
Other income	2,048	1,731	7,393	8,710
	117,744	113,626	357,776	357,773
Real Estate Operating Expenses:
Operating and maintenance	17,246	16,395	53,437	52,899
Provision for doubtful accounts	280	786	1,310	2,000
Real estate taxes	13,747	13,328	41,690	42,888
	31,273	30,509	96,437	97,787
Net Operating Income	86,471	83,117	261,339	259,986
Fees and Transaction Income (Expense):
Asset management fees	1,476	1,637	4,767	4,889
Property management fees	3,327	3,519	10,549	10,665
Leasing commissions and other fees	891	1,287	3,879	4,507
Gain (loss) on sale of outparcels and land	56	227	1,146	2,041
Dead deal and acquisition costs	(307)	(191)	(1,589)	(403)
Income tax benefit (expense)	—	(484)	—	(484)
	5,443	5,995	18,752	21,215
Other Operating Expense (Income):
General and administrative	14,028	14,875	45,919	43,943
Other expenses	326	190	1,135	1,231
Depreciation and amortization (including FF&E)	33,450	30,155	98,620	96,217
Interest expense, net	26,750	28,313	82,363	85,648
Gain on sale of operating properties	(16,052)	—	(28,090)	(9,226)
(Income) loss from deferred compensation plan, net	10	15	26	4
Provision for impairment	6,000	1,147	6,000	24,655
Hedge ineffectiveness	—	—	—	(1)
	64,512	74,695	205,973	242,471
Equity in Income of Unconsolidated Partnerships:
Operating income	5,369	4,960	17,175	11,894
Gain on sale of operating properties	7,356	451	7,417	7,303
Hedge ineffectiveness	537	(8)	558	(24)
	13,262	5,403	25,150	19,173
Net Income	40,664	19,820	99,268	57,903
Noncontrolling Interests:
Preferred units	—	—	—	(629)
Exchangeable operating partnership units	73	39	183	116
Limited partners' interest in consolidated partnerships	327	212	872	636
Net Income (Loss) Attributable to Noncontrolling Interests	400	251	1,055	123
Net Income Attributable to Controlling Interests	40,264	19,569	98,213	57,780
Preferred stock dividends	5,266	7,932	15,797	27,265
Net Income Attributable to Common Stockholders	$34,998	11,637	$82,416	30,515

These Consolidated Statements of Operations are not prepared in accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

Funds From Operations (FFO) and Other Information
For the Periods Ended September 30, 2013 and 2012
(in thousands, except share information)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Reconciliation of Net Income to FFO
Net Income Attributable to Common Stockholders	$34,998	11,637	$82,416	30,515
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated	27,848	25,362	81,702	81,611
Depreciation and amortization - unconsolidated	10,368	10,639	31,956	32,516
Consolidated JV partners' share of depreciation	(214)	(184)	(637)	(548)
Provision for impairment (1)	6,000	1,146	6,000	23,655
Amortization of leasing commissions and intangibles	4,744	3,777	14,292	11,817
Gain on sale of operating properties, net of tax (1)	(23,407)	(451)	(35,506)	(16,529)
Noncontrolling interest of exchangeable partnership units	73	39	183	116
Funds From Operations	$60,410	51,965	$180,406	163,153
Reconciliation of FFO to Core FFO
Funds From Operations	$60,410	51,965	$180,406	163,153
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax (1)	250	449	443	(773)
Provision for impairment to land and outparcels (1)	—	1	—	1,000
Provision for hedge ineffectiveness (1)	59	9	(18)	20
Loss on early debt extinguishment (1)	(537)	852	(537)	856
Original preferred stock issuance costs expensed	—	2,283	—	10,119
Gain on redemption of preferred units	—	—	—	(1,875)
One-time additional preferred dividend payment	—	—	—	1,750
Core Funds From Operations	$60,182	55,559	$180,294	174,250
Reconciliation of Net Income to FFO (per diluted share)
Net Income Attributable to Common Stockholders	$0.38	0.13	$0.90	0.34
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated	0.30	0.29	0.89	0.91
Depreciation and amortization - unconsolidated	0.11	0.12	0.35	0.36
Consolidated JV partners' share of depreciation	—	—	(0.01)	—
Provision for impairment (1)	0.07	0.01	0.07	0.26
Amortization of leasing commissions and intangibles	0.05	0.04	0.16	0.13
Gain on sale of operating properties, net of tax (1)	(0.26)	(0.01)	(0.39)	(0.19)
Noncontrolling interest of exchangeable partnership units	—	—	—	—
Funds From Operations	$0.65	0.58	$1.97	1.81
Reconciliation of FFO to Core FFO (per diluted share)
Funds From Operations	$0.65	0.58	$1.97	1.81
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax (1)	—	—	—	(0.01)
Provision for impairment to land and outparcels (1)	—	—	—	0.01
Provision for hedge ineffectiveness (1)	—	—	—	—
Loss on early debt extinguishment (1)	—	0.01	—	0.01
Original preferred stock issuance costs expensed	—	0.03	—	0.12
Gain on redemption of preferred units	—	—	—	(0.02)
One-time additional preferred dividend payment	—	—	—	0.02
Core Funds From Operations	$0.65	0.62	$1.97	1.94

(1) Includes pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures
For the Periods Ended September 30, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Additional Disclosures:
Straight-line rental income, net of reserve	$1,238	1,290	$3,850	4,656
Above- and below- market rent amortization	574	232	1,608	672
Pro-rata share of JV straight-line rental income, net of reserve	368	360	1,037	1,138
Pro-rata share of JV above- and below- market rent amortization	320	388	984	1,173
Impairment losses (1)	6,000	1,147	6,000	24,655
Non-cash derivative amortization included in interest expense	2,375	2,374	7,124	7,117
Capitalized interest	1,869	1,231	4,174	2,477
Stock-based compensation expense	3,687	2,921	10,794	8,784
Capitalized direct leasing compensation costs	2,465	2,535	8,219	7,082
Capitalized direct development compensation costs	2,948	2,952	8,245	5,541
Fees earned from third parties as reported for GAAP	5,694	6,441	19,195	20,060
Fees earned from third parties, excluding pro-rata share of JVs	4,340	5,069	14,992	15,898
Capital Expenditures (1):
Leasing commissions	3,150	4,753	$10,032	13,285
Tenant improvements and other landlord leasing costs	6,903	5,716	17,489	18,269
Building improvements	5,038	2,995	9,077	8,072
Components of Same Property NOI (1):
Revenues excluding termination fees	$135,091	131,980	$409,618	393,231
Termination fees	85	286	453	828
Expenses	36,801	36,372	113,043	109,412
Same property NOI	$98,375	95,894	$297,027	284,648
Same property growth excluding termination fees	2.8%		4.5%
(1) Includes pro-rata share of unconsolidated co-investment partnerships.

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended September 30, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Revenues:
Minimum rent	$90,178	84,382	$266,104	261,519
Percentage rent	415	378	2,257	1,935
Recoveries from tenants and other income	25,823	24,388	80,917	79,606
Management, transaction, and other fees	5,694	6,441	19,195	20,060
Total revenues	122,110	115,589	368,473	363,120
Operating Expenses:
Depreciation and amortization	33,184	28,529	96,241	90,934
Operating and maintenance	17,040	15,808	52,222	51,012
General and administrative	15,001	15,641	47,942	45,783
Real estate taxes	13,553	12,884	41,030	41,212
Other expense	917	1,150	3,986	3,596
Total operating expenses	79,695	74,012	241,421	232,537
Other Expense (Income):
Interest expense, net of interest income	26,750	27,462	82,363	84,796
Provision for impairment	6,000	1,147	6,000	20,155
Loss on early debt extinguishment	—	852	—	852
Net investment (income) loss from deferred compensation plan	(963)	(752)	(1,998)	(1,836)
Total other expense	31,787	28,709	86,365	103,967
Income before equity in income of investments in real estate partnerships	10,628	12,868	40,687	26,616
Equity in income of investments in real estate partnerships	13,262	5,403	25,150	19,173
Income from continuing operations before tax	23,890	18,271	65,837	45,789
Income tax expense (benefit) of taxable REIT subsidiary	—	490	—	(118)
Income from continuing operations	23,890	17,781	65,837	45,907
Discontinued Operations, net:
Operating income (loss)	666	1,811	4,196	1,350
Gain on sale of properties	16,052	—	27,462	8,605
Income (loss) from discontinued operations	16,718	1,811	31,658	9,955
Income before gain on sale of real estate	40,608	19,592	97,495	55,862
Gain (loss) on sale of real estate	56	228	1,773	2,041
Net income	40,664	19,820	99,268	57,903
Noncontrolling Interests:
Preferred units	—	—	—	629
Exchangeable operating partnership units	(73)	(39)	(183)	(116)
Limited partners' interests in consolidated partnerships	(327)	(212)	(872)	(636)
Net income attributable to noncontrolling interests	(400)	(251)	(1,055)	(123)
Net income attributable to controlling interests	40,264	19,569	98,213	57,780
Preferred stock dividends	(5,266)	(7,932)	(15,797)	(27,265)
Net income attributable to common stockholders	$34,998	11,637	$82,416	30,515
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
September 30, 2013 and December 31, 2012
(in thousands)

Total Debt Outstanding:	9/30/2013	12/31/2012
Mortgage loans payable:
Fixed rate secured loans	$454,421	461,914
Variable rate secured loans	11,768	12,041
Unsecured debt offering fixed rate	1,298,248	1,297,936
Unsecured credit facilities	100,000	170,000
Total	$1,864,437	1,941,891

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate (2)
2013	$2,019	—	—	2,019	5.0%
2014	7,383	26,052	150,000	183,435	5.0%
2015	5,747	62,435	350,000	418,182	5.3%
2016	5,487	21,661	100,000	127,148	5.9%
2017	4,584	84,702	400,000	489,286	5.9%
2018	3,746	57,358	—	61,104	6.2%
2019	2,704	106,000	—	108,704	7.8%
2020	2,676	51,580	150,000	204,256	6.2%
2021	2,782	—	250,000	252,782	4.8%
2022	2,742	5,848	—	8,590	7.7%
2023	1,373	120	—	1,493	5.8%
>10 years	3,998	87	—	4,085	6.1%
Unamortized debt (discount)/premium	—	5,105	(1,752)	3,353
	$45,241	420,948	1,398,248	1,864,437	5.7%

Percentage of Total Debt:	9/30/2013	12/31/2012
Fixed	94%	90.6%
Variable	6.0%	9.4%
Current Average Interest Rates: (3)
Fixed	5.6%	5.7%
Variable	1.8%	1.7%
Effective Interest Rate	5.4%	5.3%

Average Years to Maturity:
Fixed	4.1	4.8
Variable	3.0	3.7

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Represents the weighted average fixed interest rate on borrowings maturing during each of these years.
(3) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Consolidated Debt
September 30, 2013 and December 31, 2012
(in thousands)
Lender	Collateral	Rate	Maturity	9/30/2013	12/31/2012
Fixed Rate
Mortgage Loans
Midland Loan Services	Gateway Shopping Center	7.110%	05/01/13	$—	16,652
TIAA-CREF	Northgate Square	5.640%	01/10/14	5,588	5,757
Northwestern Mutual Life Insurance Company	Belleview Square	6.200%	07/01/14	6,881	7,208
Glenview State Bank	Glen Oak Plaza	5.750%	10/01/14	2,600	3,555
Aid Association of Lutherans	Murryhill Marketplace	5.220%	01/01/15	7,082	7,284
United of Omaha Life Insurance Company	Fleming Island	7.400%	02/05/15	502	747
Escrow Bank, USA	Twin City Plaza	5.650%	04/06/15	40,675	41,199
Principal Commercial Funding	Sandy Springs	5.360%	06/05/15	16,442	16,647
Municipal Tax Bonds Payable	Friars Mission Center	7.600%	09/02/15	393	393
Midland Loan Services	Hilltop Village	5.570%	04/06/16	7,500	—
Berkadia Commercial Mortgage	Naples Walk	6.150%	08/11/16	15,645	15,997
Jefferson Pilot	Peartree Village	8.400%	06/01/17	8,180	8,575
Allianz Life Insurance Company	4S Commons Town Center	6.000%	06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.836%	07/01/17	11,525	11,646
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	08/01/17	8,252	8,436
TIAA-CREF	Westchase	5.520%	07/10/18	7,598	7,799
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%	12/01/18	16,848	17,000
Guardian Life Insurance Company	El Cerrito Plaza	6.380%	12/01/18	39,514	39,976
Allianz Life Insurance Company	Tassajara Crossing	7.750%	07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.750%	07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.750%	07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Common	7.750%	07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.750%	07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.750%	07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.750%	07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.750%	07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.750%	01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.300%	04/01/20	8,250	—
CUNA Mutal Insurance Society	Ocala Corners	6.450%	04/01/20	5,256	5,386
John Hancock Life Insurance Company	Kirkwood Commons	7.680%	10/01/22	11,622	11,947
State Farm Life Insurance Company	Tech Ridge Center	5.830%	06/01/23	10,702	11,301
NYLIM Real Estate Group	Oak Shade Town Center	6.050%	05/10/28	10,256	10,574
Unamortized (discounts)/premiums on assumed debt of acquired properties				5,105	5,830
Total Fixed Rate Mortgage Loans				454,421	461,914

Summary of Consolidated Debt
September 30, 2013 and December 31, 2012
(in thousands)
Lender	Collateral	Rate	Maturity	9/30/2013	12/31/2012
Unsecured Debt, Net of Discounts (Issue Date)
Debt Offering (4/1/04)	Unsecured	4.950%	04/15/14	149,981	149,953
Debt Offering (7/18/05)	Unsecured	5.250%	08/01/15	349,912	349,875
Debt Offering (6/5/07)	Unsecured	5.875%	06/15/17	399,306	399,163
Debt Offering (6/2/10)	Unsecured	6.000%	06/15/20	149,299	149,220
Debt Offering (10/7/10)	Unsecured	4.800%	04/15/21	249,750	249,725
Total Fixed Rate Unsecured Debt, Net of Discounts				1,298,248	1,297,936
Variable Rate
Mortgage Loans
PNC Bank	Seminole Shoppes	LIBOR + 1.60% (1)	09/01/14	9,000	9,000
US Bank	Kroger New Albany Center	LIBOR + 3.80%	10/01/14	2,768	3,041
Total Variable Rate Mortgage Loans				11,768	12,041
Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 1.175%	9/4/2016 (2)	—	70,000
Wells Fargo Bank	$100 Million Term Loan	LIBOR + 1.45%	12/15/16	100,000	100,000
Total Variable Rate Unsecured Debt				100,000	170,000
Total				$1,864,437	1,941,891

(1) An interest rate swap is in place to fix the interest rate on this debt at 2.36% for the same notional amount through the same maturity date.
(2) Subject to a one-year extension at the Company's option.

Summary of Unsecured Credit Facilities, Unsecured Public Debt and Public Debt Covenants
September 30, 2013
(in thousands)

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit	09/13/12	9/4/2016 (2)	LIBOR + 1.175%	$—
$100 Million Term Loan	11/17/11	12/15/16	LIBOR + 1.45%	$100,000
Unsecured Public Debt:	04/01/04	04/15/14	4.950%	$150,000
	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000

Unsecured Public Debt Covenants:	Required	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Fair Market Value Calculation Method Covenants (1)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	33%	34%	35%	33%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	9%	9%	8%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.3	3.4	3.3	3.2
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	324%	310%	305%	324%
Historical Cost Basis Covenants (1)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	40%	42%	42%	40%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	10%	11%	10%	10%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.3	3.4	3.3	3.2
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	267%	257%	252%	270%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Subject to a one-year extension at the Company's option.

Summary of Preferred Stock
September 30, 2013
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
				$325,000	$11,098

Property Transactions
September 30, 2013
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	CBSA	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor(s)
May-13	Preston Oaks		Dallas-Fort Worth-Arlington	104	$27,000	$27,000	6.1%	H.E.B. Central Market
Jul-13	Shoppes of Burnt Mills	Oregon (20%)	Washington-Arlington-Alexandria	31	13,600	2,720	5.9%	Trader Joe's
	Total Acquisitions			135	$40,600	$29,720	6.1%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	CBSA	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor(s)(1)
May-13	Deer Springs Town Center		Las Vegas-Paradise	331	$50,500	$50,500	6.8%	(Target), Home Depot, Toys "R" Us
May-13	Elkridge Corners	GRI (40%)	Baltimore-Towson	74	11,200	4,480	8.5%	Green Valley Markets
Jun-13	Vine at Castaic		Los Angeles-Long Beach-Santa Ana	27	5,500	5,500	8.6%	--
Jun-13	Anthem Marketplace		Phoenix-Mesa-Scottsdale	113	23,300	23,300	5.9%	Safeway
Jun-13	Horton's Corner		Jacksonville	15	6,000	6,000	6.4%	Walgreens
Aug-13	Portfolio Disposition				332,000	79,664	7.3%
	- Falcon Ridge Town Center	RRP (20%)	Riverside-San Bernardino-Ontario	233				Stater Bros., (Target), Sports Authority, Ross Dress for Less, Michaels, Party City
	- Falcon Ridge Town Center Phase II	RRP (20%)	Riverside-San Bernardino-Ontario	67				24 Hour Fitness, CVS
	- Fortuna Center Plaza	RRP (20%)	Washington-Arlington-Alexandria	105				Shoppers Food Warehouse, (Target), Rite Aid
	- Indian Springs Market Center	RRP (20%)	Cincinnati-Middletown	141				Kohl's, (Wal-Mart), Office Depot, HH Gregg Appliances
	- Orchards Market Center I	RRP (20%)	Portland-Vancouver-Beaverton	101				Wholesale Sports, Jo-Ann Fabrics, PETCO, (Rite Aid)
	- Orchards Market Center II		Portland-Vancouver-Beaverton	77				LA Fitness, Office Depot
	- Silver Spring Square	RRP (20%)	Harrisburg-Carlisle	314				Wegmans, (Target), Ross Dress For Less, Bed Bath and Beyond, Best Buy, Office Max
	- Sycamore Crossing	RRP (20%)	Cincinnati-Middletown	391				Fresh Market, Macy's Furniture Gallery, Toys 'R Us, Barnes & Noble
	- Vista Village Phase I	RRP (20%)	San Diego-Carlsbad-San Marcos	129				Krikorian Theaters, (Lowe's)
	- Vista Village Phase II	RRP (20%)	San Diego-Carlsbad-San Marcos	55				Frazier Farms
	- Vista Village Phase IV		San Diego-Carlsbad-San Marcos	11
Aug-13	Westridge Village		Los Angeles-Long Beach-Santa Ana	92	33,500	33,500	6.8%	Albertsons, Beverages & More!
Sep-13	Rockwall Town Center		Dallas-Fort Worth-Arlington	46	15,157	15,157	7.0%	(Kroger), (Walgreens)
	Total Dispositions			2,323	$477,157	$218,101	7.0%

	(1) Retailers in parenthesis are a shadow anchor and not part of the owned property

Summary of Development, Redevelopment and Land Held
September 30, 2013
(in thousands)

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield (2)	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Projects in Development:
East Washington Place (3)	CA	Santa Rosa-Petaluma	Target, Sprout's & Dick's	Jun-13	$58,112	$3,657	7.8%	203	93%	341	96%
Juanita Tate Marketplace	CA	Los Angeles-Long Beach-Santa Ana	Northgate Market	Mar-14	17,189	12,636	9.3%	77	86%	77	86%
Fountain Square	FL	Miami-Fort Lauderdale-Miami Beach	Publix, Ross, TJ Maxx	Nov-14	52,561	31,898	7.8%	181	60%	320	77%
Shops on Main (4)	IN	Chicago-Naperville-Joliet	Gordmans, Ross, HomeGoods & DSW	Apr-14	29,424	5,618	6.3%	155	82%	155	82%
Shops at Erwin Mill	NC	Durham-Chapel Hill	Harris Teeter	Nov-13	14,593	3,385	9.5%	90	85%	90	85%
Southpark at Cinco Ranch	TX	Houston-Baytown-Sugar Land	Kroger & Academy Sports	Oct-12	30,633	4,821	8.9%	243	93%	243	93%
Grand Ridge Plaza	WA	Seattle-Tacoma-Bellevue	Safeway, Regal Cinemas & Marshalls	Jul-13	88,764	$14,328	7.5%	325	97%	325	97%
Total Projects in Development		7			$291,276	$76,343	7.8%	1,274	87%	1,552	89%

Redevelopment and Renovations:					Incremental Costs (5)	Incremental Costs to Complete	Incremental Yield
Various Properties		14			$48,893	$30,088	8% - 10%

Land Held for Future Development:					Net Development Costs to Date (6)
Various Properties		9			$27,170

Notes:
New starts for the quarter are in bold.
(1) Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2) The NOI stabilized yield on costs above after allocating land basis for outparcel proceeds and additional interest and overhead capitalization is estimated to be 7.4%.
(3) Conversion of previously purchased land with incremental net development costs of $44,478 at an incremental stabilized yield of 10.2%.
(4) Represents Regency's pro rata share. Conversion of previously purchased land with incremental net development costs of $14,808 at an incremental stabilized yield of 12.4%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.
(6) Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments
September 30, 2013
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 9/30/2013	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	29	3,141	$539,864	$283,606	20.00%	$56,721	$28,228	$1,849
(JV-CCV)	1	552	103,538	47,300	30.00%	14,190	16,509	500
	30	3,693	643,402	330,906
GRI
(JV-GRI)	76	9,707	1,890,221	988,266	40.00%	395,306	256,716	9,126
Charter Hall Retail REIT
(JV-M3) (1)	—	—	—	—	24.95%	—	—	51
CalSTRS
(JV-RC)	8	778	160,740	81,657	25.00%	20,414	15,837	274
Regency Retail Partners
(JV-RRP) (2)	—	—	9,030	—	20.00%	—	1,756	7,678
USAA
(JV-USA)	8	805	120,018	66,909	20.01%	13,387	1,596	352
Publix
(JV-O)	6	558	73,344	—	50.00%	—	36,083	1,488
H.E.B.
(JV-O) (3)	1	137	25,905	25,710	50.00%	12,856	120	222
Individual Investors
(JV-O) (3)	2	146	81,681	55,827	50.00%	27,914	8,907	(120)
BRE Throne Holdings LLC
(BRET) (4)	—	—	—	—	47.80%	—	48,757	3,730
	131	15,824	$3,004,341	$1,549,275		$540,788	$414,509	$25,150

(1) On March 20, 2013, Regency entered into a liquidation agreement with Macquarie Countrywide (US) No. 2, LLC to redeem its 24.95% interest through dissolution of the Macquarie CountryWide-Regency III, LLC co-investment partnership through a distribution-in-kind.

(2) On August 13, 2013, Regency Retail Partners, LP (the "Fund") sold 100% of its interest in its entire portfolio of shopping centers to a third party. The Fund will be dissolved following the final distribution of proceeds.

(3) Includes land held for future development.
(3) Represents Regency's preferred equity investment in BRE Throne Holdings LLC ("BRET") acquired in July 2012 in conjunction with a portfolio sale of 15 properties to BRET. As the property holdings in BRET do not change Regency's preferred return, BRET's portfolio information is not included. On October 23, 2013, 100% of Regency's interest in BRET was redeemed for cash.

Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers' Investment in Real Estate Partnerships
Equity of Regency Centers in Unconsolidated Partnerships	$479,162
add: Preferred equity investment in BRE Throne Holdings LLC	48,757
less: Impairment	(5,880)
less: Ownership percentage or Restricted Gain Method deferral	(29,328)
less: Net book equity in excess of purchase price	(78,202)
Regency Centers' Investment in Real Estate Partnerships	$414,509

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share
September 30, 2013 and December 31, 2012
(in thousands)

	2013	2012
Assets
Real estate, at cost	$1,239,675	1,309,774
Less: accumulated depreciation	265,852	240,940
	973,823	1,068,834
Properties in development	12,461	12,463
Net real estate investments	986,284	1,081,297
Cash and cash equivalents	11,405	10,260
Accounts receivable, net of allowance for uncollectible accounts	5,898	7,359
Straight line rent receivable, net of reserves	12,306	12,587
Deferred costs, net	15,340	14,667
Acquired lease intangible assets, net	15,548	20,337
Other assets	2,664	2,763
Regency only assets (1)	4,489	5,117
Total assets	$1,053,934	1,154,387
Liabilities and Equity
Liabilities:
Notes payable	$540,788	597,423
Accounts payable and other liabilities	21,161	22,299
Tenants’ security and escrow deposits	2,763	2,881
Acquired lease intangible liabilities, net	10,060	13,279
Total liabilities	574,772	635,882
Equity:
Equity - Regency Centers	479,162	518,505
Total Liabilities and Equity	$1,053,934	1,154,387

(1) Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its co-investment partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share
For the periods ended September 30, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Revenues:
Minimum rent	$24,025	24,424	$73,580	73,485
Percentage rent	130	114	1,270	784
Recoveries from tenants	6,678	6,812	21,605	20,514
Termination fees	45	45	238	374
Other income	472	318	1,355	1,614
Total revenues	31,350	31,713	98,048	96,771
Operating expense (income):
Operating and maintenance	4,415	4,493	14,218	13,765
Real estate taxes	3,802	3,765	11,798	11,725
Provision for doubtful accounts	61	278	349	655
Other expense (income)	22	13	101	90
Total operating expenses	8,300	8,549	26,466	26,235
Net operating income	23,050	23,164	71,582	70,536
Other expense (income):
General and administrative	603	348	1,514	1,634
Depreciation and amortization expense	10,340	10,655	31,912	32,563
Interest expense, net	7,791	8,145	24,264	25,421
Gain on sale of real estate	(1,605)	(451)	(1,666)	(7,303)
Loss on extinguishment of debt	(537)	—	(537)	4
(Gain) loss on hedge ineffectiveness	—	9	(21)	20
Preferred return on equity investment	(1,257)	(929)	(3,730)	(929)
Other expense (income)	—	—	9	—
Total other expense	15,335	17,777	51,745	51,410
Net income before Regency only expense (income)	7,715	5,387	19,837	19,126
Regency only expense (income):
Accretion of excess investment	(5,584)	(53)	(5,425)	(159)
Depreciation of capitalized costs	37	37	112	112
Total Regency only expense (income)	(5,547)	(16)	(5,313)	(47)
Net income	$13,262	5,403	$25,150	19,173
Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its co-investment partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt
September 30, 2013 and December 31, 2012
(in thousands)

Total Debt Outstanding:	9/30/2013	12/31/2012
Mortgage loans payable:
Fixed rate secured loans	$1,523,887	1,783,850
Variable rate secured loans	11,328	11,138
Unsecured line of credit variable rate	14,060	21,660
Total	$1,549,275	1,816,648

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2013	$4,785	—	—	4,785	1,750	—%
2014	19,920	53,015	14,060	86,995	25,460	5.0%
2015	20,382	99,750	—	120,132	43,107	5.2%
2016	17,549	305,076	—	322,625	113,362	6.0%
2017	17,685	87,479	—	105,164	27,053	6.6%
2018	18,888	61,500	—	80,388	20,623	5.9%
2019	18,721	65,939	—	84,660	21,932	7.5%
2020	15,436	250,632	—	266,068	97,124	5.7%
2021	10,355	151,432	—	161,787	64,646	4.9%
2022	7,239	156,202	—	163,441	65,304	4.5%
>10 Years	2,407	151,790	—	154,197	61,007	4.7%
Net unamortized debt premium / (discount)	—	(967)	—	(967)	(580)
	$153,367	1,381,848	14,060	1,549,275	540,788	5.5%

Percentage of Total Debt:	9/30/2013	12/31/2012
Fixed	98.4%	98.2%
Variable	1.6%	1.8%
Current Average Interest Rates: (1)
Fixed	5.5%	5.6%
Variable	2.9%	2.7%
Effective Interest Rate	5.4%	5.5%

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.8	6.1
Variable	2.3	2.8

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2013
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2013	290	957	$21.46	12.0%	7.3	$1.08	250	822	11.5%
2nd Quarter 2013	355	1,263	18.71	3.7%	5.3	2.54	313	1,170	5.7%
1st Quarter 2013	278	875	23.82	4.6%	4.7	1.62	254	834	5.4%
4th Quarter 2012	365	1,244	19.90	3.3%	5.8	1.68	323	1,137	3.4%
Total - 12 months	1,288	4,339	$20.72	5.7%	5.8	$1.78	1,140	3,963	6.4%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2013	82	273	$23.35	25.9%	10.6	$3.45	42	138	33.6%
2nd Quarter 2013	106	273	23.56	4.1%	7.5	10.33	64	180	15.4%
1st Quarter 2013	68	201	22.17	8.6%	6.7	5.84	44	160	14.8%
4th Quarter 2012	104	337	20.95	4.9%	8.9	6.11	62	230	6.5%
Total - 12 months	360	1,084	$22.53	10.5%	8.5	$6.49	212	708	17.1%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
3rd Quarter 2013	208	684	$20.76	7.0%	6.1	$0.19	208	684	7.0%
2nd Quarter 2013	249	990	17.33	3.5%	4.7	0.33	249	990	3.5%
1st Quarter 2013	210	674	24.31	3.6%	4.1	0.38	210	674	3.6%
4th Quarter 2012	261	907	19.56	2.8%	4.8	0.26	261	907	2.8%
Total - 12 months	928	3,255	$20.15	4.2%	4.9	$0.29	928	3,255	4.2%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
3rd Quarter 2013	340	1,117	$21.35	7.1	$1.69
2nd Quarter 2013	419	1,493	18.74	5.6	2.82
1st Quarter 2013	320	993	23.85	4.6	2.13
4th Quarter 2012	432	1,452	20.13	5.9	2.03
Total - 12 months	1,511	5,055	$20.74	5.8	$2.20
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is on a same space, cash basis, and pro rata

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
September 30, 2013
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	79.7%	$1,601	0.3%	$13.75
Arizona	3	296	1.1%	88.1%	3,696	0.8%	14.21
California	63	6,506	23.3%	96.1%	144,281	30.6%	22.81
Colorado	20	1,577	5.6%	94.2%	20,024	4.2%	13.46
Connecticut	1	72	0.3%	99.8%	1,970	0.4%	26.41
Delaware	3	269	1.0%	95.0%	3,889	0.8%	15.21
District of Columbia	2	12	0.0%	100.0%	774	0.2%	62.21
Florida	49	4,372	15.7%	91.1%	56,848	12.0%	14.07
Georgia	18	1,434	5.1%	93.1%	23,834	5.1%	17.44
Illinois	12	1,137	4.1%	96.9%	16,206	3.4%	14.55
Indiana	6	265	0.9%	85.6%	3,381	0.7%	14.68
Kentucky	1	23	0.1%	100.0%	466	0.1%	17.48
Maryland	15	636	2.3%	96.9%	12,622	2.7%	18.11
Massachusetts	3	393	1.4%	95.0%	7,153	1.5%	18.78
Michigan	2	118	0.4%	53.4%	624	0.1%	15.90
Minnesota	5	208	0.7%	98.1%	2,781	0.6%	13.64
Missouri	4	408	1.5%	100.0%	4,228	0.9%	10.35
New Jersey	2	63	0.2%	92.7%	980	0.2%	16.89
New York	1	57	0.2%	100.0%	1,678	0.4%	29.68
North Carolina	17	1,125	4.0%	95.7%	18,059	3.8%	16.58
Ohio	10	1,418	5.1%	98.2%	16,047	3.4%	11.27
Oregon	9	778	2.8%	94.3%	13,475	2.9%	18.15
Pennsylvania	10	590	2.1%	95.0%	12,682	2.7%	21.72
South Carolina	5	159	0.6%	99.1%	2,203	0.5%	13.95
Tennessee	5	392	1.4%	96.0%	5,542	1.2%	14.59
Texas	26	2,733	9.8%	95.7%	45,935	9.7%	17.41
Virginia	28	1,869	6.7%	95.3%	34,396	7.3%	18.74
Washington	9	754	2.7%	95.6%	15,728	3.3%	21.82
Wisconsin	2	108	0.4%	93.2%	772	0.2%	7.69
Total All Properties	333	27,916	100.0%	94.6%	$471,874	100.0%	$17.59

(1) Includes leases that are executed but not yet rent paying.

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft

Shoppes at Fairhope Village			AL	Mobile	85	85	84.5%		—	54	Publix	$14.92
Valleydale Village Shop Center	O	50%	AL	Birmingham-Hoover	118	59	72.7%		—	44	Publix	$11.87
			AL		203	144	79.7%	79.7%	—	99
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	93.0%		—	55	Safeway	$13.39
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	95.6%		—	—	Golf & Tennis Pro Shop, Inc.	$14.05
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	34.6%		—	—	—	$18.39
			AZ		382	296	88.1%	88.1%	—	55
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	240	240	93.6%		—	68	Ralphs, Jimbo's...Naturally!	$29.69
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	98.4%		143	58	Albertsons, (Target)	$26.79
Auburn Village	GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	86.2%		—	46	Bel Air Market	$18.54
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	185	185	98.7%		—	42	Von's Food & Drug, Kohl's	$20.74
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	98.4%		—	32	Mollie Stone's Market	$21.87
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$24.50
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	100.0%		—	25	Sprout's Markets, Target	$16.63
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	92.0%		—	14	Fresh & Easy, Orchard Supply Hardware	$19.39
Corral Hollow	RC	25%	CA	Stockton	167	42	99.0%		—	66	Safeway, Orchard Supply & Hardware	$16.45
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.9%		—	40	Bristol Farms	$34.05
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	96.4%		53	53	(Safeway)	$34.89
East Washington Place			CA	Santa Rosa-Petaluma	203	203	93.3%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.33
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	100.0%		—	36	Von's Food & Drug	$24.41
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	98.5%		67	78	(Lucky's), Trader Joe's	$26.54
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	91.9%		—	42	Von's Food & Drug	$16.24
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	92.3%		—	23	Safeway	$25.84

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	95.5%		—	35	Albertsons	$24.62
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	93.7%		—	55	Safeway	$19.07
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	94.1%		—	44	Stater Bros.	$24.01
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$30.49
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	95.5%		—	38	Gelson's Markets	$17.62
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.1%		—	—	Lowe's	$6.71
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	97.8%		—	24	Sprout's Markets	$21.08
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$23.13
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	99.4%		—	44	Ralphs	$30.40
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	83.0%		236	94	(Home Depot), (WinCo), Toys R Us	$17.16
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	81.4%		—	14	Fresh & Easy	$17.42
Juanita Tate Marketplace			CA	Los Angeles-Long Beach-Santa Ana	77	77	86.0%		—	43	Northgate Market	$21.52
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	96.7%		39	39	(Albertsons)	$24.76
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	53	(Safeway)	$17.93
Marina Shores	C2	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.63
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.70
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	97.4%		—	43	Stater Bros.	$20.43
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	96.9%		—	44	Albertsons	$13.03
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	97.2%		—	58	Albertsons	$20.73
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	99.3%		—	44	Albertsons	$16.49
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	97.7%		—	40	Safeway	$19.85

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	90.6%		—	37	Von's Food & Drug	$24.13
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.53
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	212	85	90.6%		—	50	Von's Food & Drug	$18.49
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$29.98
Raley's Supermarket	C2	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	87.6%		—	40	Von's Food & Drug	$19.93
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$18.89
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$31.77
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	98.5%		—	48	Von's Food & Drug	$23.24
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$35.26
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$15.90
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.6%		—	53	Safeway	$16.92
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Orchard Supply Hardware	$20.21
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	97.0%		—	34	Safeway	$18.77
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	98.9%		—	56	Safeway	$21.67
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	100.0%		—	41	Ralphs	$16.49
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	99.1%		—	45	Albertsons, Target	$17.36
Uptown District			CA	San Diego-Carlsbad-San Marcos	149	149	92.3%		—	52	Ralphs, Trader Joe's	$32.82
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$23.90
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	76	76	91.3%		—	43	Von's Food & Drug	$19.45
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$16.95
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	191	191	87.6%		—	72	Von's Food & Drug and Sprouts	$30.25

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.29
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$21.33
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	97.2%		—	17	Fresh & Easy	$34.66
			CA		8,278	6,506	96.1%	96.3%	1,154	2,535
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	92.8%		—	71	King Soopers, Wal-Mart	$10.22
Arapahoe Village	GRI	40%	CO	Boulder	159	64	80.5%		—	44	Safeway	$16.99
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$16.75
Boulevard Center			CO	Denver-Aurora	79	79	94.8%		53	53	(Safeway)	$25.24
Buckley Square			CO	Denver-Aurora	116	116	98.9%		—	62	King Soopers	$9.47
Centerplace of Greeley III Phase I			CO	Greeley	119	119	93.6%		—	—	Sports Authority	$13.49
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$9.19
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$25.13
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart Supercenter)	$20.45
Hilltop Village			CO	Denver-Aurora	100	100	93.8%		—	66	King Soopers	$8.76
Kent Place			CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.09
Littleton Square			CO	Denver-Aurora	94	94	79.1%		—	50	King Soopers	$12.48
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.36
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$26.81
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.48
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	93.7%		—	55	King Soopers	$9.44
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$24.25
South Lowry Square			CO	Denver-Aurora	120	120	93.9%		—	63	Safeway	$7.43
Stroh Ranch			CO	Denver-Aurora	93	93	96.8%		—	70	King Soopers	$11.91
Woodmen Plaza			CO	Colorado Springs	116	116	92.0%		—	70	King Soopers	$12.43
			CO		2,123	1,577	94.2%	94.2%	403	1,183
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	180	72	99.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.41
			CT		180	72	99.8%	99.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$36.75
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$83.77
			DC		40	12	100.0%	100.0%	—	12

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	94.6%		—	49	Acme Markets, K-Mart	$13.53
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	96.1%		—	—	—	$22.13
White Oak - Dover, DE			DE	Dover	11	11	100.0%		—	—	—	$32.73
			DE		309	269	95.0%	95.0%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	95.1%		—	49	Publix	$11.73
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$18.93
Berkshire Commons			FL	Naples-Marco Island	110	110	97.8%		—	66	Publix	$13.44
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.9%		—	40	Publix, Wal-Mart, Bealls	$9.26
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	106	106	94.5%		—	46	Publix	$14.74
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	87.9%		98	—	(Kohl's)	$44.03
Canopy Oak Center	O	50%	FL	Ocala	90	45	88.7%		—	54	Publix	$18.81
Carriage Gate			FL	Tallahassee	74	74	78.7%		—	13	—	$18.83
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	144	144	95.4%		—	54	Publix	$21.92
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	92.6%		—	51	Publix	$12.64
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
East Towne Center			FL	Orlando	70	70	90.0%		—	45	Publix	$13.36
Five Points Plaza	RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	45	11	100.0%		—	28	Publix	$21.92
Fleming Island			FL	Jacksonville	137	137	79.9%		130	48	Publix, (Target)	$15.06
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	181	181	59.9%		140	46	Publix	$18.20
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.6%		—	42	Publix	$15.53
Grande Oak			FL	Cape Coral-Fort Myers	79	79	96.7%		—	54	Publix	$14.27
Hibernia Pavilion			FL	Jacksonville	51	51	87.1%		—	39	Publix	$16.28
Hibernia Plaza			FL	Jacksonville	8	8	16.7%		—	—	—	$9.00

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Island Crossing	C2	20%	FL	Port St. Lucie-Fort Pierce	58	12	97.6%		—	48	Publix	$10.08
John's Creek Center	C2	20%	FL	Jacksonville	75	15	82.3%		—	45	Publix	$13.34
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$14.56
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	75	75	97.1%		—	51	Publix	$12.24
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.11
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	78.4%		—	—	LA Fitness	$17.97
Millhopper Shopping Center			FL	Gainesville	80	80	83.5%		—	46	Publix	$15.92
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	82.5%		—	51	Publix	$14.58
Newberry Square			FL	Gainesville	181	181	89.8%		—	40	Publix, K-Mart	$7.49
Nocatee Town Center			FL	Jacksonville	70	70	100.0%		—	54	Publix	$14.02
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	93.6%		—	48	Publix	$12.67
Oakleaf Commons			FL	Jacksonville	74	74	88.6%		—	46	Publix	$13.41
Ocala Corners			FL	Tallahassee	87	87	97.9%		—	61	Publix	$13.78
Old St Augustine Plaza			FL	Jacksonville	232	232	92.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.74
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$13.89
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$12.85
Plantation Plaza	C2	20%	FL	Jacksonville	78	16	88.0%		—	45	Publix	$15.17
Regency Square			FL	Tampa-St. Petersburg-Clearwater	350	350	97.0%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$14.92
Seminole Shoppes			FL	Jacksonville	73	73	98.1%		—	54	Publix	$20.72
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	96.7%		—	46	Winn-Dixie	$16.00
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	95.7%		97	45	Publix, (Kohl's)	$17.24
Shops at John's Creek			FL	Jacksonville	15	15	91.6%		—	—	—	$18.42
Starke			FL	None	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	90.8%		143	—	Kohl's, (Target)	$5.80
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$27.15
Village Center			FL	Tampa-St. Petersburg-Clearwater	181	181	84.8%		—	36	Publix	$19.40
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.7%		—	47	Publix	$11.30

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	95.5%		—	45	Publix	$20.48
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		—	51	Publix	$14.32
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$17.78
			FL		4,891	4,372	91.1%	92.4%	737	1,924
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	70.8%		—	—	—	$20.21
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$18.56
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	98.4%		—	43	Publix	$14.95
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	84.7%		—	—	—	$15.92
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$13.73
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	95.7%		—	18	Aldi	$14.67
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	101	101	74.0%		—	45	Publix	$14.10
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	96.3%		—	44	Publix	$16.27
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	93.9%		—	18	Fresh Market	$17.26
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	100.0%		—	31	Publix	$18.58
King Plaza	C2	20%	GA	Atlanta-Sandy Springs-Marietta	81	16	87.4%		—	51	Publix	$11.82
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	137	137	91.2%		—	—	—	$19.45
Lost Mountain Crossing	C2	20%	GA	Atlanta-Sandy Springs-Marietta	73	15	93.0%		—	48	Publix	$12.15
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	89.5%		—	—	—	$30.92
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	98	98	99.3%		—	—	—	$26.24
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$11.92
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	99	99	91.4%		—	63	Kroger	$12.12
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	96.6%		—	12	—	$19.51
			GA		1,626	1,434	93.1%	93.1%	—	464

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.80
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	98.8%		—	72	Dominick's	$14.06
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	100.0%		—	12	Trader Joe's	$21.93
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	95.1%		—	70	Dominick's	$13.03
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	92.6%		—	—	Hobby Lobby	$7.27
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	96.5%		—	74	Dominick's	$14.98
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	94.9%		—	51	Mariano's	$18.68
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	91.7%		—	66	Dominick's	$14.24
Shorewood Crossing II	C2	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	—	$13.57
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	94.3%		—	63	Dominick's	$11.59
Westbrook Commons			IL	Chicago-Naperville-Joliet	124	124	91.3%		—	51	Dominick's	$10.98
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	99.5%		—	60	Whole Foods, Lowe's	$16.46
			IL		1,837	1,137	96.9%	96.9%	—	607
Airport Crossing			IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.38
Augusta Center			IN	Chicago-Naperville-Joliet	15	15	90.1%		214	—	(Menards)	$21.92
Greenwood Springs			IN	Indianapolis	28	28	100.0%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$15.20
Shops on Main			IN	Chicago-Naperville-Joliet	155	155	82.0%		—	—	Gordmans	$11.52
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	80.0%		64	64	(Kroger)	$16.75
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	97.0%		—	12	Trader Joe's	$23.54
			IN		348	265	85.6%	90.6%	634	126
Walton Towne Center			KY	Cincinnati-Middletown	23	23	100.0%		116	116	(Kroger)	$17.48
			KY		23	23	100.0%	100.0%	116	116
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	94.4%		—	11	Trader Joe's	$27.78
Speedway Plaza	C2	20%	MA	Worcester	179	36	93.7%		—	60	Stop & Shop, Burlington Coat Factory	$10.25

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Twin City Plaza			MA	Boston-Cambridge-Quincy	270	270	95.4%		—	63	Shaw's, Marshall's	$16.95
			MA		536	393	95.0%	95.0%	—	133
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	94.5%		—	—	—	$18.17
Burnt Mills	C2	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	—	$34.00
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	95.6%		49	43	Giant Food, Sears, (Toys "R" Us)	$9.42
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	96.0%		—	70	Shoppers Food Warehouse	$18.16
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.3%		—	10	Trader Joe's	$36.58
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	88.8%		—	—	—	$36.84
Goshen Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	43	17	81.3%		—	—	—	$20.15
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	91.1%		—	54	Safeway	$24.54
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	98.6%		—	41	Giant Food	$14.88
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.1%		—	44	Shoppers Food Warehouse	$16.91
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	100.0%		—	64	Shoppers Food Warehouse	$11.69
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	100.0%		—	—	—	$15.00
Village at Lee Airpark			MD	Baltimore-Towson	88	88	100.0%		75	63	Giant Food, (Sunrise)	$16.46
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	96.0%		—	—	Safeway	$22.95
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	97.7%		—	—	—	$25.84
			MD		1,621	636	96.9%	96.9%	124	398
Fenton Marketplace			MI	Flint	97	97	43.3%		—	—	—	$12.63
State Street Crossing			MI	Ann Arbor	21	21	100.0%		147	—	(Wal-Mart)	$18.72
			MI		118	118	53.4%	53.4%	147	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.21
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.90
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.81
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	100.0%	100.0%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	95.2%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.61

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$22.13
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.7%		—	44	Lund's	$17.93
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	207	83	99.3%		—	—	Kohl's	$11.50
Rockridge Center	C2	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$12.25
			MN		677	208	98.1%	98.1%	87	245
Cameron Village	CCV	30%	NC	Raleigh-Cary	553	166	97.6%		—	87	Harris Teeter, Fresh Market	$18.26
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	94.1%		—	14	Fresh Market	$17.70
Cochran Commons	C2	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$14.93
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.33
Erwin Square			NC	Durham	90	90	84.9%		—	53	Harris Teeter	$15.21
Glenwood Village			NC	Raleigh-Cary	43	43	96.8%		—	28	Harris Teeter	$14.05
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.63
Lake Pine Plaza			NC	Raleigh-Cary	88	88	95.2%		—	58	Kroger	$11.61
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	92.8%		—	56	Kroger	$14.40
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	99.3%		—	—	—	$30.71
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	77	19	100.0%		—	50	Harris Teeter	$15.97
Middle Creek Commons			NC	Raleigh-Cary	74	74	96.7%		—	49	Lowes Foods	$14.86
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	97.5%		—	19	Trader Joe's	$16.50
Southpoint Crossing			NC	Durham	103	103	97.1%		—	59	Kroger	$15.09
Sutton Square	C2	20%	NC	Raleigh-Cary	101	20	98.7%		—	24	Fresh Market	$16.38
Village Plaza	C2	20%	NC	Durham-Chapel Hill	75	15	100.0%		—	42	Whole Foods	$16.56
Woodcroft Shopping Center			NC	Durham	90	90	97.2%		—	41	Food Lion	$11.95
			NC		2,015	1,125	95.7%	96.7%	—	715
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	95.3%		—	60	Shop Rite	$21.79
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	53	21	87.7%		—	34	Acme Markets	$6.35
			NJ		157	63	92.7%	92.7%	—	94
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$29.68

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
			NY		141	57	100.0%	100.0%	—	48
Beckett Commons			OH	Cincinnati-Middletown	121	121	100.0%		—	71	Kroger	$11.02
Cherry Grove			OH	Cincinnati-Middletown	196	196	97.9%		—	66	Kroger	$10.55
East Pointe			OH	Columbus	102	102	100.0%		—	59	Kroger	$9.04
Hyde Park			OH	Cincinnati-Middletown	397	397	96.8%		—	169	Kroger, Biggs	$14.59
Kroger New Albany Center			OH	Columbus	93	93	100.0%		—	65	Kroger	$12.94
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.00
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.39
Regency Commons			OH	Cincinnati-Middletown	31	31	94.5%		—	—	—	$21.42
Westchester Plaza			OH	Cincinnati-Middletown	88	88	93.8%		—	67	Kroger	$9.46
Windmiller Plaza Phase I			OH	Columbus	140	140	98.5%		—	101	Kroger	$8.90
			OH		1,418	1,418	98.2%	98.2%	90	660
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$18.94
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	94.8%		—	38	Whole Foods	$11.80
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	95.4%		—	41	Safeway	$15.36
Northgate Marketplace			OR	Medford	81	81	98.8%		—	13	Trader Joe's	$20.90
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	92.6%		—	55	Safeway	$10.44
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	124	124	90.9%		—	50	Albertsons	$17.73
Sunnyside 205			OR	Portland-Vancouver-Beaverton	54	54	78.8%		—	—	—	$25.50
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.37
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	94.0%		—	—	Bed Bath and Beyond	$18.98
			OR		834	778	94.3%	94.3%	—	265
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		—	22	Ahart's Market	$13.89
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	78.6%		—	—	—	$18.55
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	97.4%		—	11	Trader Joe's	$25.95
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	98.2%		244	111	(Wegmans), (Target), Sports Authority	$25.27
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	96.7%		—	51	Wies Markets	$20.97
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	100.0%		—	56	Acme Markets	$15.67
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	89.3%		—	73	Valley Farm Market	$7.38
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	95.1%		—	51	Giant Food	$18.95
			PA		987	590	95.0%	95.0%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.48
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	98.5%		—	38	Publix	$14.47
Orangeburg			SC	Charleston-North Charleston	15	15	100.0%		—	—	—	$23.01
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	98.2%		—	66	Publix	$10.02
Surfside Beach Commons	C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	60	12	97.8%		—	47	Bi-Lo	$11.96
			SC		296	159	99.1%	99.1%	—	196
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	11	11	100.0%		—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.11
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	64	64	94.0%		—	46	Publix	$12.27
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.3%		—	75	Kroger	$12.48
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.09
			TN		392	392	96.0%	96.0%	—	236
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$18.89
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.0%		—	83	Kroger	$11.27
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	100.0%		—	63	Kroger	$16.76
Hancock			TX	Austin-Round Rock	410	410	98.2%		—	90	H.E.B., Sears	$14.08

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	93.6%		81	81	(Kroger)	$23.96
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center	O	50%	TX	Houston-Baytown-Sugar Land	137	68	98.9%		—	79	H.E.B.	$19.90
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	88.7%		—	64	Tom Thumb	$14.34
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	100.0%		63	63	(Wal-Mart)	$22.36
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.40
Market at Round Rock			TX	Austin-Round Rock	123	123	88.3%		—	30	Sprout's Markets	$17.45
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	91.4%		—	49	Tom Thumb	$16.93
North Hills			TX	Austin-Round Rock	144	144	97.3%		—	60	H.E.B.	$20.96
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$17.51
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%		—	64	Kroger	$13.53
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	86.4%		—	30	H.E.B. Central Market	$28.40
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	94.1%		—	61	Kroger	$14.19
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	59.9%		62	62	(Kroger)	$22.26
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	243	243	93.4%		—	101	Kroger, Academy	$11.11
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$18.98
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	94.7%		—	65	Kroger	$16.17
Tech Ridge Center			TX	Austin-Round Rock	187	187	93.3%		—	84	H.E.B.	$20.24
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	—	$15.90
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	99.2%		—	52	Randall's Food	$17.16
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	98.2%		127	—	(Target)	$17.92
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	95.8%		—	57	Whole Foods	$24.58
			TX		3,458	2,733	95.7%	95.9%	333	1,500

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$22.79
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		—	57	Shoppers Food Warehouse	$14.58
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	96.9%		—	58	Safeway	$19.43
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	98.8%		—	55	Shoppers Food Warehouse	$17.34
Cheshire Station			VA	Washington-Arlington-Alexandria	97	97	98.8%		—	55	Safeway	$17.63
Culpeper Colonnade			VA	Culpeper	136	136	94.2%		127	70	Martin's, (Target)	$15.58
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	89.2%		—	—	—	$13.46
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	165	66	99.3%		—	65	Shoppers Food Warehouse	$23.91
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	98.1%		—	50	Giant Food	$21.46
Gayton Crossing	GRI	40%	VA	Richmond	157	63	86.8%		55	38	Martin's, (Kroger)	$13.78
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.4%		—	62	Giant Food	$23.11
Hanover Village Shopping Center	GRI	40%	VA	Richmond	88	35	83.8%		—	—	—	$8.24
Hollymead Town Center	C2	20%	VA	Charlottesville	154	31	96.9%		143	61	Harris Teeter, (Target)	$21.97
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	87.0%		—	—	—	$35.69
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	74	30	95.6%		—	28	Giant Food	$25.84
Lorton Station Marketplace	C2	20%	VA	Washington-Arlington-Alexandria	132	26	98.8%		—	63	Shoppers Food Warehouse	$20.53
Lorton Town Center	C2	20%	VA	Washington-Arlington-Alexandria	52	10	91.6%		—	—	—	$23.93
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	150	150	87.9%		—	52	Safeway	$12.44
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$18.10
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	89.8%		—	52	Harris Teeter	$19.82
Shops at Stonewall			VA	Washington-Arlington-Alexandria	308	308	100.0%		—	140	Wegmans, Dick's Sporting Goods	$15.60
Signal Hill	C2	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$20.59
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	98.2%		—	47	Giant Food	$18.29

Portfolio Summary Report By State
September 30, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Tysons CVS	O	50%	VA	Washington-Arlington-Alexandria	13	6	100.0%		—	—	—	$95.35
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	91.4%		—	48	Shoppers Food Warehouse, Gold's Gym	$24.07
Village Shopping Center	GRI	40%	VA	Richmond	111	44	96.7%		—	45	Martin's	$20.77
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	91.1%		—	—	—	$24.61
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	96.2%		141	59	Safeway, (Target)	$21.81
			VA		3,640	1,869	95.3%	95.3%	465	1,278
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	96.3%		—	49	Safeway	$15.26
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	211	42	86.6%		—	49	Safeway	$11.48
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	95.8%		—	29	Albertsons	$22.75
Grand Ridge			WA	Seattle-Tacoma-Bellevue	325	325	97.3%		—	45	Safeway, Regal Cinemas	$21.14
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$31.87
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	94.5%		230	—	(Sears)	$24.25
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$20.94
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	99.5%		55	55	(Safeway)	$27.24
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	78.2%		112	—	(Target)	$24.81
			WA		1,082	754	95.6%	94.3%	397	268
Racine Centre Shopping Center	GRI	40%	WI	Racine	136	54	93.5%		—	51	Piggly Wiggly	$7.49
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$7.89
			WI		269	108	93.2%	93.2%	—	120

Regency Centers Total					38,287	27,916	94.6%	95.0%	5,320	13,890

(1) Major Tenants are the grocer anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
C2:	Co-investment Partnership with Oregon
CCV:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property Co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA

Properties managed by Regency, but not owned

Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	46
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99

Total square footage managed by Regency, but not owned			211

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
September 30, 2013
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	1,971	7.1%	$20,534	4.4%	52	16
Kroger	2,154	7.7%	19,775	4.2%	41	11
Safeway	1,503	5.4%	14,083	3.0%	44	20
TJX Companies	712	2.6%	9,034	1.9%	31	10
CVS	513	1.8%	8,501	1.8%	46	21
Whole Foods	285	1.0%	6,144	1.3%	11	7
PETCO	290	1.0%	6,113	1.3%	38	15
Albertsons	445	1.6%	5,508	1.2%	12	5
Ahold	361	1.3%	5,134	1.1%	13	10
H.E.B.	305	1.1%	4,773	1.0%	5	1
Ross Dress For Less	283	1.0%	4,557	1.0%	15	8
Trader Joe's	151	0.5%	4,095	0.9%	17	6
JPMorgan Chase Bank	70	0.3%	4,070	0.9%	28	5
Starbucks	94	0.3%	3,650	0.8%	77	29
Walgreens	135	0.5%	3,572	0.8%	12	4
Wells Fargo Bank	78	0.3%	3,499	0.7%	37	21
Bank of America	74	0.3%	3,465	0.7%	26	12
Harris Teeter	301	1.1%	3,446	0.7%	9	4
Sears Holdings	412	1.5%	3,315	0.7%	7	1
Rite Aid	200	0.7%	3,203	0.7%	22	13
Wal-Mart	466	1.7%	3,026	0.6%	5	1
SUPERVALU	265	1.0%	3,018	0.6%	11	10
Sports Authority	134	0.5%	2,973	0.6%	3	0
Subway	96	0.3%	2,955	0.6%	107	48
Target	359	1.3%	2,884	0.6%	4	2
Top 25 Tenants	11,658	41.8%	$151,329	32.2%	673	280
Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent
Safeway Total	$204
Kroger Total	$45

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Tenant-Owned
Target	1,067	10	14
Wal-Mart	454	4	9
Kroger	451	6	47
Safeway	314	6	50
Sears Holdings	92	1	8
Albertsons	82	2	14
Publix	63	1	53
	2,523

Tenant Lease Expirations
September 30, 2013
(in thousands)

All Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	208	0.8%	$4,271	0.9%	$20.55
2013	328	1.3%	5,623	1.2%	17.13
2014	2,493	9.6%	46,449	10.1%	18.63
2015	2,355	9.0%	49,156	10.7%	20.87
2016	2,786	10.7%	49,905	10.9%	17.91
2017	3,284	12.6%	64,560	14.1%	19.66
2018	2,661	10.2%	49,592	10.8%	18.64
2019	1,637	6.3%	26,830	5.9%	16.39
2020	1,369	5.2%	21,080	4.6%	15.40
2021	1,199	4.6%	19,298	4.2%	16.10
2022	1,710	6.6%	26,193	5.7%	15.32
10 Year Total	20,030	76.8%	362,957	79.2%	18.12
Thereafter	6,062	23.2%	95,144	20.8%	15.69
	26,092	100.0%	$458,100	100.0%	$17.56

Anchor Tenants (3)
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	—	0.0%	$—	0.0%	$—
2013	80	0.6%	221	0.1%	2.75
2014	910	6.5%	8,191	5.3%	9.00
2015	656	4.7%	6,410	4.1%	9.77
2016	1,117	8.0%	8,892	5.7%	7.96
2017	1,389	9.9%	16,127	10.4%	11.61
2018	1,200	8.6%	11,927	7.7%	9.94
2019	1,038	7.4%	13,277	8.5%	12.79
2020	987	7.0%	11,704	7.5%	11.86
2021	742	5.3%	7,152	4.6%	9.63
2022	1,098	7.8%	11,809	7.6%	10.75
10 Year Total	9,219	65.7%	95,710	61.5%	10.38
Thereafter	4,818	34.3%	59,924	38.5%	12.44
	14,037	100.0%	$155,633	100.0%	$11.09

Reflects in place leases as of September 30, 2013, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations
September 30, 2013
(in thousands)

Inline Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	208	1.7%	$4,271	1.4%	$20.55
2013	248	2.1%	5,402	1.8%	21.78
2014	1,583	13.1%	38,257	12.6%	24.17
2015	1,699	14.1%	42,746	14.1%	25.16
2016	1,669	13.8%	41,014	13.6%	24.58
2017	1,895	15.7%	48,433	16.0%	25.55
2018	1,460	12.1%	37,665	12.5%	25.79
2019	599	5.0%	13,553	4.5%	22.64
2020	382	3.2%	9,377	3.1%	24.53
2021	457	3.8%	12,146	4.0%	26.60
2022	612	5.1%	14,384	4.8%	23.51
10 Year Total	10,811	89.7%	267,247	88.4%	24.72
Thereafter	1,245	10.3%	35,220	11.6%	28.29
	12,055	100.0%	$302,467	100.0%	$25.09

Reflects in place leases as of September 30, 2013, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
September 30, 2013

($000s except per share numbers)	2011A	2012A	2013E	1Q13A	2Q13A	3Q13A	4Q13E
FFO / Share (for actuals please see related press release)			$2.56 - $2.59				$.59 - $.62
Core FFO / Share			$2.60 - $2.63				$.63 - $.66
Same Property -- Wholly owned and Regency's pro-rata share of co-investment partnerships:
Same property percent leased at period end	93.8%	94.5%	94.5% - 95.0%	94.3%	94.6%	94.9%
Same property NOI growth without termination fees	0.1%	4.0%	3.8% - 4.0%	5.1%	5.2%	2.8%
Same property recovery rate	76.4%	77.4%	77% - 79%	77.6%	79.2%	79.5%
Percentage Rent -- Consolidated Only	$2,996	$3,327	$2,600 - $3,400	$1,548	$298	$415
Investment Activity
Acquisitions - (REG Pro-Rata)	$110,643	$244,285	$61,000- $215,000	$—	$27,000	$2,720
Cap rate (average)	6.0%	5.3%	5.7% - 5.9%	—%	6.1%	5.9%
Dispositions - (REG Pro-Rata)	$91,205	$404,852	$250,000 - $325,000	$—	$89,780	$129,630
Cap rate (average)	7.8%	7.8%	7.0% - 7.2%	—%	6.7%	7.2%
Liquidation of Preferred Investment in JV	$—	$—	$47,500	$—	$—	$—
Yield	—%	—%	10.5%	—%	—%	—%
Development and Redevelopment starts (1)	$95,904	$149,446	$185,000 - $190,000	$14,348	$62,819	$56,779
Third party fees and commissions	$28,980	$26,511	$23,500 - $25,000	$6,761	$6,741	$5,694

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available						$74,376
NOI from Projects in Development (current quarter)						$1,613
NOI from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)						$2,635

(1) Redevelopment starts are not included in 2011A and 2012A results.
Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
September 30, 2013
(per diluted share)

Funds From Operations Guidance:	Three Months Ended December 31, 2013		Full Year 2013
Net income attributable to common stockholders	$0.13	0.16	$1.03	1.06
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	0.46	0.46	1.53	1.53
Funds From Operations	$0.59	0.62	$2.56	2.59
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	$0.04	0.04	$0.04	0.04
Core Funds From Operations	$0.63	0.66	$2.60	2.63

Glossary of Terms
September 30, 2013

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction profits, income or expense, gains or losses from the early extinguishment of debt and other non-core items. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete at the point in time when either (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) two years have passed since the open date for the last tenant leasing space equal to or greater than 20,000 square feet, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company's financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or a Development Completion that is less than 90% funded or features less than two years of anchor operations. In no event can a Development Completion be termed a Non-Same Property for more than two years.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.